Exhibit 10.27

CALifORNlA ASSOCIATION or REALTORS Date (Fer reference only): May 6, 20[!__ COMMERCIAL LEASE AGREEMENT (C.A.R. Form CL, Revised 12/15) __ Hegan Lane Partnership Lulu's Fashion Lounge,/n_c. __ __ _ ("Landlord") and _ __ {"Tenant") agree as follows. 1. PROPERTY: landlord rents to Tenant and Tenant rents from Landlord. the real property and improvements described as: 2812 Hegan Lane, Suite B, Chico, CA 95928 9,682 SF Office __ _ ___ ___ - -· _ _ _ _ __ ·--(-"Premises"), which comprise approximately % of the total square footage of rentable space in the entire property. See exhibit A for a further description of the Premis~ - · · --- --- 2. TERM: The term begins on (date) __ ___ __ __ . July.1.._2017__ __ ___ _ __ ("Commencement Date"), (Check A or B): X. A. Lease: and shall terminate on (date)_ December 31, 2019 __ at--· 5:00 _ __ ~j\MJX]PM. Any holding over after the term of this agreement expires, with Landlord's consent, shall create a month-to-month tenancy that either party may terminate as specified in paragraph 2B. Rent shall be at a rate equal to the rent for the immediately preceding month, payable in advance. All other terms and conditions of this agreement shall remain in full force and effect ..=; B. Month-to-month: and continues as a month-to-month tenancy. Either party may terminate the tenancy by giving written notice to the other at least 30 days prior to the intended termination date, subject to any applicable laws. Such notice may be given on any date. ~ C. RENEWAL OR EXTENSION TERMS: See attached addendum Item 40 page Nine of this /ease. __ ___ _ _ __ 3. BASE RENT: A. Tenant agrees to pay Base Rent at the rate of (CHECK ONE ONLY:) x' (1) $5,325. 10 per month, for the term of the agreement. ::::'. (2) $ ==---~------=--per month, for the first 12 months of the agreement. Commencing with the 13th month, and upon expiration of each 12 months thereafter, rent shall be adjusted according to any increase in the U.S. Consumer Price Index of the Bureau of Labor Statistics of the Department of Labor for All Urban Consumers ("CPI"} for __ __ _ __ ___ ___ ___ __ (the city nearest the location of the Premises), based on the following formula: Base Rent will be multiplied by the most current CPI preceding the first calendar month during which the adjustment is to take effect, and divided by the most recent CPI preceding the Commencement Dale. In no event shall any adjusted Base Rent be less than the Base Rent for the month immediately preceding the adjustment. If the CPI is no longer published, then the adjustment to Base Rent shall be based on an alternate index that most closely reflects the CPI. = (3) S per month for the period commencing _ and ending and $ __ __ ~ per month for the period commencing=--=_ -= -= and ending =- ·= --=__-= and S _ _ ____ __ per month for the period commencing__ ____ __ and ending __ ··-- [ (4) In accordance with the attached rent schedule. , (5) Other. 8. Base Rent is payable in advance on the 1st (or L. ___ ) day of each calendar month, and is delinquent on the next day. C. If the Commencement Date falls on any day other than the first day of the month. Base Rent for the first calendar month shall be prorated based on a 30-day period. If Tenant has paid one full mon:h's Base Rent in advance of Commencement Date, Base Rent for the second calendar month shall be prorated based on a 30-day period. 4. RENT: A. Definition: ('"Rent") shall mean all monetary obligations of Tenant to Landlord under the terms of this agreement. except security deposit. 8. Payment: Rent shall be paid to (Name) _ _ _ _ _ _ __ ~n Lane Partnership __ _ at (address) 4801 Feather River Blvd. #29 Oroville, Ca 95965 __ __ ____ ---· , or at any other location specified by Landlord.in writing to Tena~ -- - - C. Timing: Base Rent shall be paid as specified in paragraph 3. All other Rent shall be paid within 30 days after Tenant is billed by Landlord. 5. EARLY POSSESSION: Tenant is entitled to possession of the Premises on __ ·-- ___ May 1. 2017__ ___ ___ _. If Tenant is in possession prior to the Commencement Date. during this time (i) Tenant 1s not obligated to pay Base Rent, and (ii) Tenant O is .....::; is not obligated to pay Rent other than Base Rent Whether or not Tenant is obligated to pay Rent prior to Commencement Date, Tenant is obligated to comply with all other terms of this agreement. 6. SECURITY DEPOSIT: A. Tenant agrees to....eay Landlord$ 5,325.10 as a security deposit. Tenant agrees not to hold Broker responsible for its return. (IF CHECKED:) ..J If Base Rent increases during the term of this agreement, Tenant agrees to increase security deposit by the same proportion as the increase in Base Rent. 8. All or any portion of the security deposit may be used, as reasonably necessary. to: (i) cure Tenan:·s default in payment of Rent, late charges. non-sufficient funds ("NSF") fees. or other sums due; (ii) repair damage. excluding ordinary wear and tear. caused by Tenant or by a guest or licensee of Tenant; (iii) broom clean the Premises, if necessary, upon termination of tenancy; and (Iv) cover any other unfulfilled obligation of Tenant. SECURITY DEPOSIT SHALL NOT BE USED BY TENANT IN LIEU OF PAYMENT OF LAST MONTH'S RENT. If all or any portion of the security deposit is used during tenancy. Tenant agrees to reinstate the total security deposit within 5 days after written notice is delivered to Tenant. Within 30 days after Landlord receives possession of the Premises. Landlord shall: (i) furnish Tenant an itemized statement indicating the amount of any security deposit received and the basis for its disposition, and (ii) return any remaining portion of secuity deposit to Tenant. However, if the Landlord's only claim upon the security deposit is for unpaid Rent, then the remaining portion of the security deposit, after deduction of unpaid Rent, shall be returned within 14 days after the Landlord receives possession. C. No interest will be ~ on security deposit, unless required by local ordinance. Landlord's Initials ( _g ) ( __ _) Tenant's Initials ( C 2015, California Association of REAL TORS®, Inc. CL REVISED 12/15 (PAGE 1 of 6) COMMERCI.AL LEASE AGREEMENT CL PAGE 1 OF 6 ~)( _ _ ) : ~_,,.• r_,. •.,. ~ . ·=·· .... , The (;roup Re:ll 1':•u·.1tl' 2580 Sfl'rn Sunrise Tr. 110 Chien. r,, 9SY2S Phone· SJ'1..343.37.U Fax: 530.HIJ'J.S.~15 2812 H«"SJ.lln l.sn Fr.1nk Ross Produced w11"'1 LipForm® by zipLngnr 18070 F1nccn Mile Road, f tasor. MiCMQl\n -tl!:026 YJW'.W..Z.Clogix...c.om ----------

Premises: 2812 Hegan Lal]B, Suite B, Chico, CA ?5928 9,6112 SF Office 7 . PAYMENTS: _ Date M~Y 6, ?.Q1L_ EL!.Y:MENI I0T8L DUE BECElilED BALANCE DUE DUE DAIE A. Rent: From 07/0112017. To 07/31.12017 $ _ 5,325.10 $ Date -~ $ 5,325.10 B. Security Deposit ....... • • ........ • ..... $ 5,325"10 $ $ _ _ 5_ . .125. 1_Q_ C. Other: $ s $ Category -- -- D. Other: - - $ $ ~ateg~- $ ----· E. Total: .... . .... . ........ . ............ . $ _ 10,650'.20_ $ - - --- $ _-----12.,. 65q. 20 8. PARKING: Tenant is entitled to any unreserved and NIA reserved vehicle parking spaces. The right to parking 00 is C is not includedin the Base Rent charged pursuant to paragraph 3. If not inducted in the Base Rent, the parking rental fee shall be an additional $ NIA per month. Pari<ing space(s) are to be used for parking operable motor vehicles, except for !railers, boats, campers, buses or trucks (other than pick-up trucks). Tenant shall park in assigned space(s) only. Parking space(s) are ;o be kept clean. Vehicles leaking oil, gas or other motor vehicle fluids shall not be parked in parking spaces or on the Premises. Mechanical work or storage of inoperable vehicles is not allowed in parking space(s) or elsewhere on the Premises. No overnight parking is permitted. 9. ADDITIONAL STORAGE: Storage is permitted as foltows: within leased space__ _ _ _ ___ ___ __ _ _ _ ___ . . The right to additional storage spacen is 1k is not included in the Base Ren! charged pursuant to paragraph 3. If not included in Base Rent. storage space shall be an additional $ N/A___ _ ___ per month. Tenant shall store only personal property that Tenant owns, and shall not store property that is claimed by another. or in which another has any right, title, or interest. Tenant shall not store any improperly packaged food or perishable goods. flammable materials. explosives, or other dangerous or hazardous material. Tenant shall pay for, and be responsible for, the clean-up of any contamination caused by Tenant's use of the storage area. 10. LATE CHARGE; INTEREST; NSF CHECKS: Tenant acknowledges that either late payment of Rent or issuance of a NSF check may cause Landlord to incur costs and expenses, the exact amount of which are extremely difficult and impractical to determine. These costs may include, but are not limited to, processing, enforcement and accounting expenses, and late charges imposed on Landlord. If any installment of Rent due from Tenant is not received by Landlord within 5 calendar days after date due. or if a check is returned NSF. Tenant shall pay to Landlord, respectively, S 500.00 as late charge, plus 10% interest per annum on the delinquent amo..int and $25.00 as a NSF fee, any of which shall be deemed additional Rent. Landlord and Tenant agree that these charges represent a fair and reasonable estimate of the costs Landlord may incur by reason of Tenant's late or NSF payment. Any late charge, delinquent interest. or NSF fee due shall be paid with the current installment of Rent. Landlord's acceptance of any late charge or NSF fee shall not constitute a waiver as to any default of Tenant. Landlord's right to collect a Late Charge or NSF fee shall not be deemed an extension of the date Rent is due under paragraph 4. or prevent Landlord from exercising any other rights and remedies under this agreement, and as provided by law. 11. CONDITION OF PREMISES: Tenant has examined the Premises and acknowledges that Premise is clean and in operative condition, with the following exceptions: ___ ____ ·-- -- ____ ---- ___ -·--- ·-- Items listed as exceptions shall be dealt with in the following manner: See Ema/I.May 2._Ma_yi____ ·---·-·· . ---· _ _ _ 12. ZONING AND LANO USE: Tenant accepts the Premises subject to alt local, state and federal laws, regulations and ordinances ("Laws"). Landlord makes no representation or warranty that Premises are now or in 1he future will be suitable for Tenant's use. Tenant has made its own investigation regarding all applicable Laws. 13. TENANT OPERATING EXPENSES: Tenant agrees to pay for all utilities and services directly billed to Tenant_ 14. PROPERTY OPERATING EXPENSES: A. Tenant agrees to pay its proportionate share of Landlord's estimated monthly property operating expenses, including but not limited to, common area maintenance. consolidated u1ility and service bills, insurance, and real property taxes. based on the ratio of the square footage of the Premises to the total square footage of the rentable space in the entire property. OR B. g] {If checked) Paragraph 14 does not apply.-- - --- - ·--- - ---- 15. USE: The Premises are forthe sate use as General Office Use. No other use is permitted without Landlord's prior written consent If any use by Tenant causes an increase in the premium on Landlord's existing property insurance. Tenant shall pay for the increased cost Tenant will comply with all Laws affecting its use of the Premises. 16. RULES/REGULATIONS: Tenant agrees to comply with all rules and regulalions of Landlord (and, if applicable. Owner's Association) that are at any time posted on the Premises or delivered to Tenant Tenant shall not. and shall ensure that guests and licensees of Tenant do not. disturb, annoy, endanger. or interfere with other tenants of the building or neighbors, or use the Premises for any unlawful purposes, including. but not limited to, using, manufacturing, selling, storing, or transporting illicit drugs or o1her contraband. or violate any law or ordinance. or committing a waste or nuisance on or about the Premises. 17. MAINTENANCE: A. Tenant OR [1 (If checked. Landlord) shall professionally maintain the Premises including heating, air conditioning, electrical, plumbing and water systems, if any, and keep glass, windows and doors in operable and safe condition. Unless Landlord is checked. if Tenant fails to maintain the Premises, Landlord may contract for or perform such maintenance, and charge Tenant for Landlord's cost. B. Landlord ORL (lf checked, Tenant) shall maintain the roof, foundation, exterior walls. common areas and _ _ _ _ _ ~ Umdl~d·, 1~;1;,s ( ;ff ) ;_ ) - -· --rr ;}-- Tenant's lnitrals ( l_f;i=-' ) ( __J CL REVISED 12/15 (PAGE 2 of 6) COMMERCIAL LEASE AGREEMENT (CL PAGE 2 OF 6) Produced with <,Pform® by liplogix 18070 Fifieen Mile Road, Fraser, Michigan 48026 wwu z's::I Q1;ix com 2~1? ll•g•n La•

Premises: 2812 Hegan Lane, Suite B, Chico, CA 95928 9,682 SF Office ___ _ Date May 6, 2017 __ _ 18. ALTERATIONS: Tenant shall not make any alterations in or about U,e Premises, including installation of trade fixtures and signs. without Landlord's prior written consent, which shall not be unreasonably withheld. Any alterations to the Premises shall be done according to Law and with required permits. Tenant shall give Landiord advance notice of the commencement date of any planned alteration, so that Landlord, at its option, may post a Notice of Non-Responsibility to prevent potential liens against Landlord's interest in the Premises. Landlord may also require Tenant to provide Landlord with lien releases from any contractor performing work on the Premises. 19. GOVERNMENT IMPOSED ALTERATIONS: Any alterations required by Law as a result of Tenant's use shall be Tenant's responsibility. Landlord shall be responsible for any other alterations required by Law. 20. ENTRY: Tenant shall make Premises available to Landlord or Landlord's agent for the purpose of entering to make inspections, necessary or agreed repairs. alterations. or improvements, or to supply necessary or agreed services, or to show Premises to prospective or actual purchasers, tenants, mortgagees, lenders, appraisers, or contractors. Landlord and Tenant agree that 24 hours notice {oral or written) shall be reasonable and sufficient notice. In an emergency, landlord or Landlord's representative may enter Premises at any time without prior notice. 21. SIGNS: Tenant authorizes Landlord to place a FOR SALE sign on the Premises at any time. and a FOR LEASE sign on the Premises within the 90 (or! ] ___ __) day period preceding the termination of the agreement. 22. SUBLETTING/ASSIGNMENT: Tenant shall not sublet or encumber all or any part of Premises, or assign or transfer this agreement or any interest in it. without the prior written consent of Landlord, which shalf not be unreasonably withheld. Unless such consent is obtained, any subletting, assignment, transfer, or encumbrance of the Premises. agreement, or tenancy, by voluntary act of Tenant, operation of law, or otherwise. shall be nun and void, and, at the option of Landlord, terminate this agreement. Any proposed sublessee. assignee, or transferee shall submit to Landlord an application and credit information for Landlord's approval. and. if approved. sign a separate written agreement with Landlord and Tenant. landlord's consent to any one sublease. assignment, or transfer, shall not be construed as consent to any subsequent sublease, assignment. or transfer, and does not release Tenant of Tenant's obligation under this agreement. 23. POSSESSION: If Landlord is unable to deliver possession of Premises on Commencement Date. such date shall be extended to the date on which possession is made available to Tenant. However, the expiration date shall remain the same as specified in paragraph 2. If Landlord is unable to deliver possession within 60 (orO _ _ __ ) calendar days after the agreed Commencement Date, Tenant may terminate this agreement by giving written notice to Landlord, and shall be refunded alt Rent and security deposit paid. 24. TENANrs OBLIGATIONS UPON VACATING PREMISES: Upon termination of agreement. Tenant shall: (i) give Landlord all copies of all keys or opening devices to Premises, including any common areas: (ii) vacate Premises and surrender it to Landlord empty of all persons and personal property; (iii) vacate all parking and storage spaces; (Iv) deliver Premises to Landlord in the same condition as referenced in paragraph 11; (v) clean Premises; (vi) give written notice to Landlord of Tenant's forwarding address; and (vii) All im.provements installed by Tenant. with. or without Landlord's cOOsent, become the property of Lafldlord upon t8rmination. Landlord ma-y nevertheless require Tenant to remove any such improvement that did not exist at the time possession was made available to Tenant. 25. BREACH OF CONTRACT/EARLY TERMINATION: In event Tenant, prior to expiration of this agreement, breaches any obligation in this agreement, abandons the premises, or gives notice of tenant's intent to terminate this tenancy prior to its expiration, in addition to any obligations established by paragraph 24, Tenant shall also be responsible for lost rent, rental commissions. advertising expenses, and painting costs necessary to ready Premises for re-rental. landlord may also recover from Tenant: (iJ the worth, at the time of award, of the unpaid Rent that had been earned at the time of termination; (ii) the worth, at the time of award, of the amount by which the unpaid Rent that would have been earned after expiration until the time of award exceeds the amount of such rental loss the Tenant proves could have been reasonably avoided; and (iii) the worth, at the time of award, of the amount by which the unpaid Rent for the balance of the term after the time of award exceeds the amount of such rental loss t11at Tenant proves could be reasonably avoided. Landlord may elect to cominue the tenancy in effect for so long as Landlord does not terminate Tenant's right to possession, by either written notice of termination of possession or by reletting the Premises to another who takes possession, and Landlord may enforce all Landlord's rights and remedies under this agreement, including the right to recover the Rent as it becomes due. 26. DAMAGE TO PREMISES: If, by no fault of Tenant, Premises are totally or partially damaged or destroyed by fire, earthquake, accident or other casualty, Landlord shall have the right to restore the Premises by repair or rebuilding. If Landlord elects to repair or rebuild, and is able to complete such restoration within 90 days from the date of damage, subject to the terms of this paragraph, this agreement shall remain in full force and effect. If Landlord is unable to restore the Premises within this time, or if Landlord elects not to restore. then either landlord or Tenant may terminate this agreement by giving the other written notice. Rent shall be abated as of the date of damage. The abated amount shall be the current monthly Base Rent prorated on a 30-day basis. If this agreement is not terminated, and the damage is not repaired, then Rent shall be reduced based on the extent to which the damage interferes with Tenant's reasonable use of the Premises. If total or partial destruction or damage occurs as a result of an act of Tenant or Tenant's guests, (i) only Landlord shall have the right. at Landlord's sole discretion. within 30 days after such total or partial destruction or damage to treat the lease as terminated by Tenant, and (ii) Landlord shall have the right to recover damages from Tenant. 27. HAZARDOUS MATERIALS: Tenant shail not use, store, generate, release or dispose of any hazardous material on the Premises or the property of which the Premises are part. However, Tenant is permitted to make use of such materials that are required to be used in the normal course of Tenant's business provided that Tenant complies with all applicable Laws related to the hazardous materials. Tenant is responsible for the cost of removal and remediation, or any clean-up of any contamination caused by Tenant. 28. CONDEMNATION: If all or part of the Premises is condemned for public use, either party may Jerminate this agreement as of the date possession is given to the condemner. All condemnation proceeds, exclusive of U,ose allocated by the condemner to Tenant's relocation costs and trade fixtures. oelong to Landlord. 29. INSURANCE: Tenant's personal property, fixtures, equipment, inventory and vehicles are not insured by Landlord against loss or damage due to 'ire. theft, vandalism. rain. water. criminal or negligent acts of others. or any other cause. Tenant is to carry Tenant's own property insurance to protect Tenant from any such loss. In addition. Tenant shall carry (i) liability insurance in an amount of not less than S 2,000,000.Da and (ii) property insurance in an amount sufficient to cover the replacement cost of the property if Tenant is responsible for maintenance under paragraph 178. Tenant's insurance shall name Landlord and Landlord's agent as additional insured. Tenant, upon Landlord's request. shall provide Landlord with a certificate of insurance establishing Tenant's compliance. Landlord shall maintain liability insurance insuring Landlord, but not Tenant, in an amount of at least$ , plus property insurance in an amount sufficient to cover the replacement cost of the property unless Tenant is responsible for maintenance l)l.!rsuant to paragraph 178. Tenant is advised to carry business interruption insurance in an amount at least sufficient to cover Terant's complete. ,~,al obl;g,ooo ,o La-d LaodO,d i, ''";s,d ,, ob<,;,,,,,;,,,•~ ""raooo. Bo~ Laodk>,d aod T~ru release each other, and wa\ 1 ,e1r respective rights to subrogation against each other, for loss r age covered by insurance. Landlord's Initials ( .. --:W) ( __ ) Tenant's lnilials ( _) ( ____ ) ~ Cl REVISED 12/15 (PAGE.1 o~) l.:.f _/ COMMERCIAL LEASE AGREEMENT (CL PAGE 3 OF 6) '.'; ;·-,-.~, Producoa with 2,pForrn® Cy %.lpLogn: 180/U httcon Mlle Rood, t-rccor, Mlefllg.:ln 48026 WWW ZtPLOQIX com

Premises: 2812 Hegan Lane, Suite B, . Chico, CA 95928 9,682 SF Office __ __ _ ___ - - ~ . _ Date May 6, 2017 _ _ _ _ 30. TENANCY STATEMENT (ESTOPPEL CERTIFICATE): Tenant shall execute and return a tenancy statement (estoppel certificate), delivered to Tenant by Landlord or Landlord's agent, within 3 days after its receipt The tenancy statement shall acknowledge that this agreement is unmodified and in full force, or in full force as modified, and state the modifications. Failure to comply with this requirement: (i) shall be deemed Tenant's acknowledgment that the tenancy statement is true and correct, and may be relied upon by a prospective lender or purchaser; and (ii) may be treated by Landlord as a material breach of this agreement. Tenant shall also prepare, execute, and deliver to Landlord any financial statement (which will be held in confidence) reasonably requested by a prospective lender or buyer. 31. LANDLORD'S TRANSFER: Tenant agrees that the transferee of Landlord's interest shall be substituted as Landlord under this agreement. l andlord will be released of any further obligation to Tenant regarding the security deposit, only if the security deposit 1s returned to Tenant upon such transfer, or if the security deposit is actually transferred to the transferee. For all other obligations under this agreement, Landlord is released of any further liability to Tenant, upon Landlord's transfer. 32. SUBORDINATION: This agreement shall be subordinate to all existing liens and, at Landlord's option, the lien of any first deed of trust or first mortgage subsequently placed upon the real property of which the Premises are a part, and to any advances made on the security of the Premises, and to all renewals, modifications, consolidations, replacements, and extensions. However, as to the lien of any deed of trust or mortgage entered into after execution of this agreement, Tenant's right to quiet possession of the Premises shall not be disturbed if Tenant is not in default and so long as Tenant pays the Rent and observes and performs all of the provisions of this agreement, unless this agreement is otherwise terminated pursuant to its terms. If any mortgagee, trustee, or ground lessor elects to have this agreement placed in a security position prior to the lien of a mortgage, deed of trust, or ground lease, and gives written notice to Tenant, this agreement shall be deemed prior to that mortgage. deed of trust, or ground lease, or the date of recording. 33. TENANT REPRESENTATIONS; CREDIT: Tenant warrants that all statements in Tenant's financial documents and rental application are accurate. Tenant authorizes Landlord and Broker(s) to obtain Tenant's credit report at time of application and periodically during tenancy in connection with approval, modification, or enforcement of this agreement. Landlord may cancel this agreement: (i) before occupancy begins, upon disapproval of the credit report(s); or (Ii) at any time. upon discovering that information in Tenant's application is false. A negative credit report reflecting on Tenant's record may be submitted to a credit reporting agency, if Tenant fails to pay Rent or comply with any other obligation under this agreement. 34. CONSTRUCTION-RELATED ACCESSIBILITY STANDARDS: Landlord states that the PremisesQ has, orlx.,has not been inspected by a Certified Access Specialist. If so, Landlord states that the Premises O has, or n has not been determined to meet all applicable construction-related accessibility standards pursuant to Civil Code Section 55.53. 35. DISPUTE RESOLUTION: A. MEDIATION: Tenant and Landlord agree to mediate any dispute or claim arising between them out of this agreement, or any resulting transaction, before resorting to arbitration or court action. subject to paragraph 358(2) below. Paragraphs 358(2) and (3) apply whether or not the arbitration provision is initialed. Mediation fees, if any, shall be divided equally among the parties involved. If for any dispute or claim to which this paragraph applies, any party commences an action without first attempting to resolve the matter through mediation, or refuses to mediate after a request has been made, then that party shall not be entitled lo recover attorney fees, even if they would otherwise be available to that party in any such action. THIS MEDIATION PROVISION APPLIES WHETHER OR NOT THE ARBITRATION PROVISION IS INITIALED. B. ARBITRATION OF DISPUTES: (1) Tenant and Landlord agree that any dispute or claim in Law or equity arising between them out of this agreement or any resulting transaction, which is not settled through mediation, shall b& decided by neutral, binding arbitration, including and subject to paragraphs 358(2) and (3) below. The arbitrator shall be a retired judge or justice, or an attorney with at least 5 years of real estate transactional law experience, unless the parties mutually agree to a different arbitrator, who shall render an award in accordance with substantive California Law. In all other respects, the arbitration shall be conducted in accordance with Part Ill, Title 9 of the California Code of Civil Procedure. Judgment upon the award of the arbitrator(s) may be entered in any court having jurisdiction. The parties shall have the right to discovery In accordance with Code of Civil Procedure §1283.05. (2) EXCLUSIONS FROM MEDIATION AND ARBITRATION: The following matters are excluded from Mediation and Arbitration hereunder. (i) a judicial or non-judicial foreclosure or other action or proceeding to enforce a deed of trust, mortgage, or installment !and sale contract as defined in Civil Code §2985; (ii) an unlawful detainer action; (iii) the filing or enforcement of a mechanic's lien; (iv) any matter that is within the jurisdiction of a probate, small claims. or bankruptcy court; and (v) an action for bodily injury or wrongful death, or for latent or patent defects to which Code of Civil Procedure §337.1 or §337.15 applies. The filing of a court action to enable the recording of a notice of pending action, for order of attachment, receivership, injunction. or other provisional remedies, shall not constitute a violation of the mediation and arbitration provisions. (3) BROKERS: Tenant and Landlord agree to mediate and arbitrate disputes or claims involving either or both Brokers, provided either or both Brokers shall have agreed to such mediation or arbitration, prior to, or within a reasonable time after the dispute or claim is presented to Brokers. Any election by either or both Brokers to participate in mediation or arbitration shall not result in Brokers being deemed parties to the agreement. "NOTICE: BY INITIALING IN THE SPACE BELOW YOU ARE AGREEING TO HAVE ANY DISPUTE ARISING OUT OF THE MA TIERS INCLUDED IN THE 'ARBITRATION OF DISPUTES' PROVISION DECIDED BY NEUTRAL ARBITRATION AS PROVIDED BY CALIFORNIA LAW AND YOU ARE GIVING UP ANY RIGHTS YOU MIGHT POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OR JURY TRIAL BY INITIALING IN THE SPACE BELOW YOU ARE GIVING UP YOUR JUDICIAL RIGHTS TO DISCOVERY AND APPEAL, UNLESS THOSE RIGHTS ARE SPECIFICALLY INCLUDED IN THE 'ARBITRATION OF DISPUTES' PROVISION. IF YOU REFUSE TO SUBMIT TO ARBITRATION AFTER AGREEING TO THIS PROVISION, YOU MAY BE COMPELLED TO ARBITRATE UNDER THE AUTHORITY OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. YOUR AGREEMENT TO THIS ARBITRATION PROVISION IS VOLUNTARY." "WE HAVE READ AND UNDERSTAND THE FOREGOING ANO AGREE TO SUBMIT DISPUTES ARISING OUT OF THE MATTERS INCLUDED IN THE 'ARBITRATION OF DISPUTES' PROVISION TO NEUTRAL ARBITRA TIOl'ilA -~ j ! Landlord's Initials __ / _ _ . Tenant's lniti~ __ 1 Landlord's Initials ( ; . J~-) ( __ _) Tenant's Initials ( -~) ( ___ ) CL REVISED 12/1~E 4 of 6) COMMERCIAL LEASE AGREEMENT (CL PAGE 4 OF 6) Produced with zioform® by ziol ootx 16070 fifteen Mile Roau. Fraser. MJchican 48026 www zmlornx com --------

Premises: *2812 Hegan Lane, Suite B, Chico, CA 95928 9,682 SF Office* Date *May 6, 2017*

36. JOINT AND INDIVIDUAL OBLIGATIONS: If there is more than one Tenant, each one shall be individually and completely responsible for the performance of all obligations of Tenant under this agreement, jointly with every other Tenant, and individually, whether or not in possession.

37. NOTICE: Notices may be served by mail, facsimile, or courier at the following address or location, or at any other location subsequently designated:

Landlord: *Hegan Lane Partnership*
4801 Feather River Blvd. #29
Oroville, Ca 95965

Tenant: *Lulu's Fashion Lounge, Inc.*
195 Humboldt Ave.
Chico, CA 95928

Notice is deemed effective upon the earliest of the following: (i) personal receipt by either party or their agent; (ii) written acknowledgement of notice; or (iii) 5 days after mailing notice to such location by first class mail, postage pre-paid.

38. WAIVER: The waiver of any breach shall not be construed as a continuing waiver of the same breach or a waiver of any subsequent breach.

39. INDEMNIFICATION: Tenant shall indemnify, defend and hold Landlord harmless from all claims, disputes, litigation, judgments and attorney fees arising out of Tenant's use of the Premises.

40. OTHER TERMS AND CONDITIONS/SUPPLEMENTS: *OPTION TO EXTEND TERM OF LEASE:*

In the event that the Tenant is not in default of any provision of the lease, Tenant shall have two (2) Three (3) year option(s) to extend the Term of this Lease on all of the same terms and conditions, except Base Rent for the first option shall be $0.70 per SF for the term of the option, the second and any subsequent options will have the base rent increase by 3% annually on the anniversary date of the lease.. Each Option may be exercised by Tenant giving written notice to Landlord not less than one hundred and twenty (120) days prior to the end of the applicable term.

Commission:

Landlord and Tenant will be responsible for the commission paid to their agent representative.

The following ATTACHED supplements/exhibits are incorporated in this agreement: ☐ Option Agreement (C.A.R. Form OA)
Exhibit A, Emails May 2 and May 3 are part of the lease agreement.

41. ATTORNEY FEES: In any action or proceeding arising out of this agreement, the prevailing party between Landlord and Tenant shall be entitled to reasonable attorney fees and costs from the non-prevailing Landlord or Tenant, except as provided in paragraph 35A.

42. ENTIRE CONTRACT: Time is of the essence. All prior agreements between Landlord and Tenant are incorporated in this agreement, which constitutes the entire contract. It is intended as a final expression of the parties' agreement, and may not be contradicted by evidence of any prior agreement or contemporaneous oral agreement. The parties further intend that this agreement constitutes the complete and exclusive statement of its terms, and that no extrinsic evidence whatsoever may be introduced in any judicial or other proceeding, if any, involving this agreement. Any provision of this agreement that is held to be invalid shall not affect the validity or enforceability of any other provision in this agreement. This agreement shall be binding upon, and inure to the benefit of, the heirs, assignees and successors to the parties.

43. BROKERAGE: Landlord and Tenant shall each pay to Broker(s) the fee agreed to, if any, in a separate written agreement. Neither Tenant nor Landlord has utilized the services of, or for any other reason owes compensation to, a licensed real estate broker (individual or corporate), agent, finder, or other entity, other than as named in this agreement, in connection with any act relating to the Premises, including, but not limited to, inquiries, introductions, consultations, and negotiations leading to this agreement. Tenant and Landlord each agree to indemnify, defend and hold harmless the other, and the Brokers specified herein, and their agents, from and against any costs, expenses, or liability for compensation claimed inconsistent with the warranty and representation in this paragraph 43.

44. AGENCY CONFIRMATION: The following agency relationships are hereby confirmed for this transaction:
Listing Agent: *The Group Real Estate Brokers* (Print Firm Name) is the agent of (check one):
☒ the Landlord exclusively; or ☐ both the Tenant and Landlord.
Selling Agent: *Keller Williams Commercial* (Print Firm Name) (if not same as Listing Agent) is the agent of (check one):
☒ the Tenant exclusively; or ☐ the Landlord exclusively; or ☐ both the Tenant and Landlord.
Real Estate Brokers are not parties to the agreement between Tenant and Landlord.

Landlord's Initials (AB) (____)   Tenant's Initials (CJ) (____)

CL REVISED 12/15 (PAGE 5 of 6)

COMMERCIAL LEASE AGREEMENT (CL PAGE 5 OF 6)

Produced with zipForm® by zipLogix 18070 Fifteen Mile Road, Fraser, Michigan 48026 www.zipLogix.com 2812 Hegan Lan

Premises: 2812 Hegan Lane, Suite B, Chico, CA 95928 9,682 SF Office_ . _ Date May 6, 2017 __ __ _ Landlord and Tenant acknowledge and agree that Brokers: (i) do not guarantee the condition of the Premises; (ii) cannot verify representations made by others; (iii) will not verify zoning and land use restrictions; (iv) cannot provide legal or tax advice; (v) will not provide other advice or information that exceeds the knowledge, education or experience required to obtain a real estate license. Furthermore, if Brokers are not also acting as Landlord in this agreement, Brokers: (vi) do not decide what rental rate a Tenant should pay or Landlord should accept; and (vii) do not decide upon the length or other terms of tenancy. Landlord and Tenant agree that they will seek legal, tax, insurance, and other desired assistance from appropriate professionals. Tenant Date _1.l.JJJJ __ Crystal Landsem-f;. ~f.uLu's Fashion Lounge. Inc. __ (Print name) Address 195 Humboldt Ave. ____ __ __ __ __ _ __ City Chico __ __ . ·--- _ __ State CA Zip 95928 Tenant Date Address _ __ __ _ City ___ _ __ _ State ___ Zip _ _ _ _ _ - I GUARANTEE: In consideration of the execution of this Agreement by and between Landlord and Tenant and for valuable consideration, receipt of which is hereby acknowledged, the undersigned ("Guarantor") does hereby: (i) guarantee unconditionally to Landlord and Landlord's agents. successors and assigns. the prompt payment of Rent or other sums that become due pursuant t.o this Agreement, including any and all court costs and attorney fees included in enforcing the Agreement; (II) consent to any changes, modifications or alterations of any term in this Agreement agreed to by Landlord and Tenant; and (Iii) waive any right to require Landlord and/or Landlord"s agents to proceed against Tenant for any default occurring unde· this Agreement before seeking to enforce this Guarantee. Guarantor (Print Name) Guarantor______ _ _ _ __ _ _ _ _ __ __ ___ __ _ _ __ == __ . Date = -==--=--:=_ Address ___ __ _ _ ___ City Stale __ Zip __ ___ . Telephone _ ______ __ __ Fax __ _ _ __ E-mail _ _ _ _ __ __ __ _ _ ___ ·- - _ ·ses on the above terms and conditions. .. Date .:J. ·J' -I ?__ City J;hiqg_ State ~ _ Zip 95928 __ _ Landlord Date (owner or agent with authority to enter into this agreement) Address _ _ __ _ _ ___ ___ _ _ __ _ City State ___ Zip ·--- __ _ Agency relationships are confirmed as above. Real estate brokers who are not also Landlord in this agreement are not a party to the agreement between Landlord and Tenant. Real Estate Broker (Leasing Firm) Keller VliUiams Commercial _ _ _ _ _ _ _ __ __ ___ Ca!BRE Lie. II- ____ ---· __ By (Agent) _ _ _ _ _ ___ __ _ _ ___ __ __ CalBRE Uc.# _ _ ___ Date Address City ___ __ _ _ ___ ____ _ State__ _ Zip ___ _ Telephone _ _ _ __ _ _ Fax E-mail Real Estate Broker (Listing Firm) The Grou~al Estate Bro~1:rs _ _ _ _ _ _ _ __ __ ··-CalBRE Lie.# 01494515__ __ _ By (Agent) ___ _ _ _ _ _ __ _ _ _ __ CalBRE Lie. # 01014400 _ _ Date _ ___ _ _ _ Frank Ross Address 2580 Sierra Suririse Tr. Suite 1?0__ __ __ City Chico . _ _ _ __ __ State fA___ Zip 95928 _ Telephone /530/899-5526 _ __ _ Fax (51!!1§_99-5515 __ _ __ E-mail frmlk@chico.com _ _ _ ~ 2015. California Association of REALTORS®, Inc. United States copyrightlaw (Trtle 17 U.S. Code) forbids the unauthonzeddisrnbuoon,display and reproduction of this form, or any portion thereof. by photocopy machine or any other means, including facsimile or computerized fo1mats. THIS FORM HAS BEEN APPROVED BY THE CALIFORNIA ASSOCIATION OF REALTORS®(C.A.R.). NO REPRESENTATION IS MADE AS TO THE LEGAL VALIDITY OR ACCURACY OF ANY PROVISION IN ANY SPECIFIC TRAII.SACTION. A REAL ESTATE BROKER IS THE PERSON QUALIFIED TO ADVISE ON REAL ESTATE TRANSACTIONS. IF YOU DESIRE LEGAL OR TAX ADVICE, CONSULT AN APPROPRIATE PROFESSIONAL Publish~ and Distributed by: REAL ESTATE BUSINESS SERVICES. INC. a subsidia,y of the California Association of REALTORS® 525 South Virgil Avenue. Los Angeles, California 90020 CL REVISED 12115 (PAGE 6 of 6) COMMERCIAL LEASE AGREEMENT (CL PAGE 6 OF 6) & .. -. · ... "· ._ .. -.. -·. ProouCB!l wnn zrpForfllS Dy z;pLog • 10010 f lhttn t,1001\.oad. r ,aoc,. W.lchi!Jon <BOZC lOCln'.U:il>L~ - - ------- --

C A L! F OR N I A AS SOC TA'I iD1' OF RL\ l.TORS '~ COMMERCIAL LEASE CONSTRUCTION ACCESSIBILITY ADDENDUM (C.A.R. Fonn CLCA 11/16) This is an addendum to the Commercial Lease Agreement (lease) dated __ __ __ _ _ ___ _ in which _ _ _ Heg~Lane Partnership, Stephen Seidet]f@nZ -- _ _ _ is referred to as "Landlord" and _ _ _ ~stal Landsem-Est~ Lulu's Fashion Loun~lnc. _ _ __ _ is referred to as "Tenant". Paragraph 34 of the lease is deleted in its entirety and replaced by the following; Paragraph 34. CONSTRUCTION-RELATED ACCESSIBILITY STANDARDS: A. Landlord states that the Premises ~ have, or~ have not been inspected by a Certified Access Specialist (CASp). B. If the Premises have been inspected by a CASp, (1) Landlord states that the Premises Li have, or! have not been determined to meet all applicable construction-related accessibilitystandards pursuantto Civil Code Section 55.53. Landlord shall provide Tenant a copy of the report p~ared by the CASp (and, if applicable a copy of the disability access inspection certificate) as specified below. (2) L (i) Tenant has received a copy of the report at least 48 hours before executing this lease. Tenant has no right _Jo rescind the lease based upon information contained in the report. OR i ! (ii) Tenant has received a copy of the report prior to, but no more than, 48 hours before, executing this lease. _ Based upon information contained in the report, Tenant has 72 hours after execution of this lease to rescind it. OR L 1 (iii) Tenant has not received a copy of the report prepared by the CASp prior to execution of this lease. Landlord shall provide a copy of the report prepared by the CASp (and, if applicable a copy of the disability access inspection certificate) within 7 days after execution of this lease. Tenant shalt have up to 3 days thereafter to rescind the lease based upon information in the report. C. If the Premises have not been inspected by a CASp or a certificate was not issued by the CASp who conducted the inspection, "A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the premises." D. Notwithstanding anything to the contrary in paragraph 17, 18, 19 or elsewhere in the lease, any repairs or modifications necessary to correct violations of construction related accessibility standards are the responsibility of Tenant LJ Landlord !kl O er _ _ _ _ _ _ _. Tenant(Signature) _ _ _ _ ___ _ __ _ Date_ "1j.?JJ._7_ . _ Tenant (Print name} GY_stal Landsem-Este~ LuLu's Fashion Loung~c. _ Tenant (Signature)_ _ _ _ _ _ ·-·· _ _ - -· _ _ _ _ Date Landlord (Signature} _ Date Landlord (Print name) _ _ __ a: 2016, Californ;a Association of REAL TORS®, Inc. United States copynght law (Tille 17 U.S. Code) forbids the unauthorized distribution, display and reproduction of tilts form. or any portion thereof, by photocopy machine or any other means, including facsimile or computerized formats. THIS FORM HAS BEEN APPROVED BY THE CALIFORNIA ASSOCIATION OF REALTORS® (C.A.R.). NO REPRESENTATION IS MADE AS TO THE LEGAL VALIDITY OR ACCURACY OF ANY PROVISION IN ANY SPECIFIC TRANSACTION. A REAL ESTATE BROKER IS THE PERSON QUALIFIED TO ADVISE ON REAL ESTATE TRANSACTIONS. IF YOU DESIRE LEGAL OR TAX ADVICE. CONSULT AN APPROPRIATE PROFESSIONAL. Published and Distributed by. REAL ESTATE BUSINESS SERVICES, INC. a subsidiary of the California Association of REAL TORS® .. 525 South Virgil Avenue, Los Angeles. Califom,a 90020 CLCA 11/16 (PAGE 1 OF 1) --- -- -- -- -- ---, L eviewed by _ _ Date -=-__ COMMERCIAL LEASE CONSTRUCTION ACCESSIBILITY ADDENDUM CLCA PAGE 1 OF 1 The <:mop Rea.I Est2tc 2510 Sl('rr:ti ~unrlse-"Jr-. 110 Chiro, CA 95911 . . . Phore. ~0-143.3733 Fax: SJ0.89\>5515 r.rank Ron Produced w1\h zip'Form® by Ziplogix 18070 F;~en Ml!e Road. Fr.er. Mich1g;1n 48026 www zip! 091,r .QQm 21 1l 11q::a.o La n

:.. .... -. ---··---... ----

Fwd: Lease for 2812 Hegan Lane Suite B , r.:cssage Crystal Lan dsem-Est;,~ "-Cl)sle1@iu-ul\.Lorr,> 7c: Steve11 Se,deng1aru <~tuvens@mvy lt •. nei:.. H' Steve. Steven Se1denglanz <stevens@hwy70.ne!> :"uf May 2. 2D17 a. 10:C-~ f...to: "IO'.le you are we'I? !:mmanue, na, received the estimates !er ,ne ADA compliance and HVAC wc.rl: neces~ary o., the Hega1 Lane off,ce space. -h,, AGP. ~om;Na-.ce ,s est,mau,:l :c cost an add;t:onal 533. 375 and we received the folloH,no it1eaback from p·:e HVAC 1nspt1.-.tion. .... l. There are a total of!, 'lVAC Ur-its at that location. A,, uni:s drt: cur·cmlv oper;,tion;:;. 2. :Z of the units appear tc be over 45 year.; olc end in thl'i· opinion will reouire immediate ·ep1acement 3. 2 of the uniU appear :o bt o,C!r 30 year.; c,c ar.cl ,·,,11 likC!ly neea replacement ir the •,ea, 'uture. 4. Replacement orice for eact, unit is appr0>:1mate,y $6,000.00 -~e: to!a' adciticnal cost c-! the AD,\ ::::.mol,anr.e and repladn1;.rer,airin;i the HVAC for Lulus is estimated a, S57.375. For a lease te:rn :hr.t lines up v,i:I, au, existir,g lease o~ He.;a;;, +sis would add an adcliliona. S0.65 per sq foot per month 1::. cur cost ro·2 total mcnthl~ cos! of S1.73 pc,r sq fl, •Nl1!cl• 1s quite z bit higher than any of our :,lher leased prcpert1es. l'::J like 10 prnpose the follow1n1r , ) Lulu5 funas all Tl for remade:. in,.ludir,s; ,v,cessa0 I-'\ i',C Jo,ir?r1es 'repairs 2\ Hegan Lam, Par.,,..,rsh,r, µa;s ru, 21. ADA Lr.g, .. ots 3) SO. 55 pe" sauare fooJ :Jar month fn ;1 36 rr.untt: teff't 1cc1sE: b . .-ginn.ing no .ate'" !+io"' ~; 1 ··., {H1i~ .s i00';'() ~e:i)Crr.~~: o-. :111,structio·. co:np:e~.:c:., h'f; are 1·1,-:Jp.ng tor rm .. ch soo"'lefi J) Option ro renth'\' to. a1 aCdi:iu•ia• J y~<-1rs a~ SL.7 ·, pe .. sc !oo~ .... ,a· subsequcrt 3 year rene·Na: :er,~, oµticr.s ir.cr~c.si:"1£ at 3% f)er year 51 Eac'1 part} pays for :heir o::r. a;m:,1 com,n:s,ior·s -,,H~kS' Crvsta1 ---Forwardeo mes~l!ge ---· From: Crystal Landsem•Estes < • , . , > Da,e· F-ri. Ape '4 20'7 at 9 3e Ai. Subject· Re: Lease lo· 28,.:: Hc~an l.on~ &~:tt 8 Tc Steven Seidenglan2 <,:., •. , ). > Sure '.h:'1g. :, e~se sec attached. (°:t: F!"; A.':)r ~ .! ~c i "." a: S ~4 MM ~..;·ci.e-: Se•('"~'Vi2'1Z < GPoc !T'o:-ri,ng C1;1sta1 Tt~a~!-: yo.! '"c" y(;~i" rP'C'lf:'<"!aL :-: : µ;.1:...si(/~ '•.: 1.:: ; . .:.or) c,r thf- ·,.·c," sut,ni!ted o~ Ccnro~· C..:'lf-:stn1c.1cr. SG car,~..:'. r:n icea c:· \.·:ha;, ~re f.--:al ;:.i'\J)CCt 1.c i...,r,.113 ~: .:::.!~ 11~.l: 'This v.il: hAJi~ 1., c•.Y C$~e~ina~ion a5 10 .. aiLe. -~ank :,-oJ ti:1::\. e Si:·de"'glanz 0~ r.·- : .. ~r -:,.., :'~17 i:.:t 12:/;j 1 .}.'. ::;,1,~-:3: _c;;-:J:..~1-.-C:r'L",:, < c-l, Ste,.e. --------- - --- -- ---· ---

5/18/2017 Corporate Mail - 2812 Hegan Lane Bld. B

Steven Seidenglanz <stevens@hwy70.net>

2812 Hegan Lane Bld. B

2 messages

Steven Seidenglanz <stevens@hwy70.net> Wed, May 3, 2017 at 10:59 AM
To: Crystal Landsem-Estes <crystal@lulus.com>

Good morning Crystal,

Per our telephone conversation last night, enclosed please find the changes that we discussed.

1. Lulu's is to be totally responsible for the entire remodel project including all HVAC repairs, replacements, and service contracts.
2. Hegan Lane Partnership will accept the responsibility for paying for the $33,375.00 for the ADA compliance, payable to Conroy Construction.
3. The lease beginning will be 7/1/17.
4. All other terms are discussed and accepted in previous emails.

Thank you,
Steve

Crystal Landsem-Estes <crystal@lulus.com> Wed, May 3, 2017 at 12:19 PM
To: Steven Seidenglanz <stevens@hwy70.net>

Hi Steve!

Confirmed, we are 100% on the same page. I've let Emmanuel know he can get started on coordinating with Conroy Construction. I will keep you updated on our progress there. I'm happy to be working with you on this!

Best,
Crystal
[Quoted text hidden]

--

Crystal Landsem
Chief Financial Officer

crystal@lulus.com
195 Humboldt Ave.
Chico, CA 95928

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